Exhibit 99.1
Tallgrass Energy Reports Strong Fourth Quarter 2016 Results and Provides 2017 Guidance
LEAWOOD, Kan.--(BUSINESS WIRE)--February 15, 2017--Tallgrass Energy Partners, LP (NYSE: TEP) ("TEP") and Tallgrass Energy GP, LP (NYSE: TEGP) ("TEGP"), collectively referred to as Tallgrass Energy, today reported financial and operating results for the fourth quarter of 2016 and provided 2017 guidance.
"Tallgrass Energy again outperformed our expectations and guidance for 2016, largely driven by strong asset performance and the acquisitions of interests in the Pony Express and Rockies Express pipelines," said Tallgrass Energy President and CEO David G. Dehaemers Jr. "We steadily managed TEP through a volatile energy market in 2016, and delivered outstanding distribution growth of approximately 27 percent for TEP and 60 percent for TEGP while maintaining low leverage and healthy excess distribution coverage."
"We believe Tallgrass is well positioned for another strong year in 2017 due to our stable cash flows, the recent acquisition of Tallgrass Terminals and the operator of REX as well as a potential dropdown of an interest in REX from Tallgrass Development."
Fourth Quarter Distributions
Tallgrass Energy Partners, LP
As previously announced, the board of directors of TEP's general partner declared a quarterly cash distribution of $0.8150 per common unit for the fourth quarter of 2016. This quarterly distribution represents $3.26 on an annualized basis, a sequential increase of 2.5 percent from the third quarter 2016 distribution and an increase of 27.3 percent from the fourth quarter 2015 distribution. The quarterly distribution was paid on Tuesday, February 14, 2017, to unitholders of record as of the close of business on Friday, February 3, 2017.
Tallgrass Energy GP, LP
Also, as previously announced, the board of directors of TEGP's general partner declared a quarterly cash distribution of $0.2775 per Class A share for the fourth quarter of 2016. This quarterly distribution represents $1.11 per Class A share on an annualized basis, a sequential increase of 5.7 percent from the third quarter 2016 distribution and an increase of 60.4 percent from the fourth quarter 2015 distribution. The quarterly distribution was paid on Tuesday, February 14, 2017, to Class A shareholders of record as of the close of business on Friday, February 3, 2017.

Tallgrass Energy Partners, LP, Summary Financial Information(1)

Three Months Ended December 31,	Year Ended December 31,
(in thousands, except coverage and per unit data)	2016	2015	2016	2015

Net income attributable to partners	$66,677	$40,649	$263,529	$160,546
Add:
Interest expense(2)	13,049	4,312	40,688	15,517
Depreciation and amortization expense(2)	21,062	17,868	85,971	75,529
Distributions from unconsolidated investment	24,440	—	75,900	—
Non-cash loss related to derivative instruments(2)	6,938	218	1,547	—
Non-cash compensation expense (3)	1,510	1,115	5,780	5,103
Non-cash loss from disposal of assets	—	312	1,849	4,795
Loss on extinguishment of debt	—	226	—	226
Less:
Equity in earnings of unconsolidated investment	(16,393)	—	(51,780)	—
Non-cash loss allocated to noncontrolling interest	—	—	—	(9,377)
Adjusted EBITDA	$117,283	$64,700	$423,484	$252,339
Add:
Deficiency payments received, net	8,604	4,461	33,496	16,511
Less:
Cash interest cost	(11,927)	(3,715)	(37,110)	(13,746)
Maintenance capital expenditures, net	(4,238)	(2,886)	(11,323)	(12,123)
Distributions to noncontrolling interest in excess of earnings	—	38	—	(22,479)
Distributable Cash Flow	109,722	62,598	408,547	220,502
Less:
Distributions	(88,159)	(59,040)	(321,953)	(192,580)
Amounts in excess of distributions(4)	$21,563	$3,558	$86,594	$27,922
Distribution coverage(4)	1.24	x	1.06	x	1.27	x	1.14	x

Pro Forma Distribution coverage, excluding $5,625,000 paid in February 2016 as a result of units issued in January 2016	1.17x	1.18x

Common units outstanding(5)	72,139	67,162	72,139	67,162
Distribution per common unit	$0.8150	$0.6400	$3.0700	$2.3400

(1)
The acquisitions of an additional 33.3 percent and 31.3 percent membership interest in Tallgrass Pony Express Pipeline, LLC (“Pony Express”) effective March 1, 2015, and January 1, 2016, respectively, are presented prospectively from the dates of acquisition, and as a result, financial information for periods prior to March 1, 2015, and January 1, 2016, have not been recast to reflect the additional 33.3 percent and 31.3 percent membership interests.

(2)	Net of noncontrolling interest.

(3)	Represents TEP's portion of non-cash compensation expense related to Equity Participation Units, excluding amounts allocated to TD.
(4) Cumulative distribution coverage from TEP's IPO in May 2013 through December 31, 2016, is $132.4 million and the cumulative distribution coverage ratio is 1.21x.

(5)	Common units represent the number of units as of the date of record for the fourth quarter distributions in both 2016 and 2015.

TEP Exercise of Remaining Call Option Units and Repurchase of Additional Units from Tallgrass Development
On February 1, 2017, TEP exercised the remainder of the call option granted by Tallgrass Development, LP ("TDev"), covering 1,703,094 common units for a cash payment of $72.4 million, and TEP repurchased 736,262 common units from TDev for a negotiated cash payment of approximately $35.3 million, which repurchase was approved by the conflicts committee of the board of directors of TEP's general partner. These 2,439,356 common units in the aggregate equal the number of common units TEP sold under its at-the-market equity program since November 3, 2016 and were deemed canceled and no longer issued and outstanding as of such transaction date.
In its entirety, the call option provided TEP approximately $31 million in net proceeds and effectively reduced the purchase price for the 31.3 percent interest in Pony Express that TEP purchased effective January 1, 2016, from $743.6 million to $712.6 million. The lower purchase price translates to a transaction multiple of approximately 8.7x as compared to the original and previously reported transaction multiple of approximately 9.0x.
TEP Financial Outlook and Guidance
TEP expects Adjusted EBITDA of $620 - $680 million, distributable cash flow of $570 - $630 million and distribution coverage of 1.30x - 1.50x, for the year ending December 31, 2017. Additionally, TEP expects distribution growth of ~20 percent for 2017. Adjusted EBITDA and distributable cash flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.
TEGP Distribution Outlook and Guidance
For 2017, TEGP expects its cash distributions to Class A shareholders to grow by more than 30 percent and potentially in excess of 40 percent. Any cash flow received by Tallgrass Equity that is not distributed to its members, including TEGP, would likely be used to reduce the borrowings on Tallgrass Equity's revolving line of credit. As of February 15, 2017, the outstanding borrowings on the line of credit are $146 million.
Conference Call
Please join Tallgrass Energy for a conference call and webcast to discuss fourth quarter 2016 results at 3:30 p.m. Central Time on Wednesday, February 15, 2017. Interested parties may listen via a link posted on the Investor Relations section of our website and the replay will be available on our website for at least seven days following the live call.
Tallgrass Energy Partners, LP Alternative Reconciliations
Adjusted EBITDA and/or Distributable Cash Flow, as defined in "Non-GAAP Measures" below, may be impacted by the timing of cash payments received as a result of shipper deficiency payments received or utilized during the period or incremental barrels shipped during the period. As such, we have also provided alternative reconciliations of Adjusted EBITDA and Distributable Cash Flow that illustrate the impact of these items. These alternative reconciliations are also non-GAAP Measures. Management believes this information provides investors useful information regarding the impact of these items on our current results as well as the potential impact on future results.
Alternative Reconciliation of Adjusted EBITDA

	Three Months Ended December 31,	Year Ended December 31,
(in thousands)	2016	2016

Adjusted EBITDA	$117,283	$423,484
Add:
Deficiency payments received, net(1)	8,604	33,496
Alternative Adjusted EBITDA(2)	$125,887	$456,980

(1) Cumulative net deficiency balance at December 31, 2016, is $60.6 million.

(2)
Alternative Adjusted EBITDA shows what TEP's Adjusted EBITDA would have been for the periods presented if TEP included net deficiency payments from shippers' firm, take-or-pay contracts in calculating Adjusted EBITDA.  TEP's reported distributable cash flow and distribution coverage would remain unchanged.

Alternative Reconciliation of Distributable Cash Flow and Distribution Coverage

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except coverage)	2016		2016

Distributable Cash Flow	$109,722		$408,547
Less:
Cash flow from incremental barrels shipped(1)	(6,254)		(24,287)
Alternative Distributable Cash Flow(2)	103,468		384,260
Less:
Distributions	(88,159)		(321,953)
Amounts in excess of distributions	$15,309		$62,307
Alternative distribution coverage(2)	1.17	x	1.19	x

(1) Cumulative shipper incremental balance at December 31, 2016, is $24.4 million.

(2)
Alternative distributable cash flow and alternative distribution coverage shown excludes the impact of cash flows from incremental barrels shipped on the Pony Express system, as incremental barrels shipped during current periods may reduce the shippers' firm commitment in future periods under their firm, take-or-pay contracts, thereby potentially reducing cash flows in those corresponding future periods. Under this alternative calculation, the cash flows received from incremental barrel shipments would be shown in the future periods in which the incremental barrels are utilized to reduce the shippers' firm commitment.

Tallgrass Energy Partners, LP Segment Overview(1)
The fourth quarter 2016 comparative results by segment are summarized below:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Crude Oil Transportation & Logistics
Operating income	$56,165	$55,610	$215,784	$159,467
Add:
Depreciation and amortization expense(2)	13,188	8,607	52,464	39,359
Adjusted EBITDA attributable to noncontrolling interests	(1,118)	(18,365)	(4,288)	(24,245)
Non-cash loss related to derivative instruments(2)	424	—	431	—
Less:
Non-cash loss allocated to noncontrolling interest	—	—	—	(9,377)
Segment Adjusted EBITDA	$68,659	$45,852	$264,391	$165,204

Average daily throughput (bbls/d)(3)	288,468	288,359	285,507	236,256

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Natural Gas Transportation & Logistics
Operating income	$14,889	$8,813	$49,907	$41,802
Add:
Depreciation and amortization expense	4,743	5,861	20,976	22,927
Distributions from unconsolidated investment(4)	24,440	—	75,900	—
Non-cash (gain) loss related to derivative instruments	(74)	218	116	—
Other income, net	456	656	1,723	2,639
Segment Adjusted EBITDA	$44,454	$15,548	$148,622	$67,368

TIGT and Trailblazer average firm contracted volumes (MMcf/d)	1,583	1,627	1,627	1,679

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Processing & Logistics
Operating income	$2,155	$220	$1,081	$4,728
Add:
Depreciation and amortization expense(2)	3,131	3,400	12,531	13,243
Non-cash gain related to derivative instruments	(291)	—	(291)	—
Non-cash loss from disposal of assets	—	312	1,849	4,795
Adjusted EBITDA attributable to noncontrolling interests	(12)	(27)	(77)	(20)
Segment Adjusted EBITDA	$4,983	$3,905	$15,093	$22,746

Natural gas processing inlet volumes (MMcf/d)	107	104	103	122
(1) Segment reporting does not include corporate general and administrative costs or intersegment eliminations.

(2) Net of noncontrolling interest.
(3) Approximate average daily throughput for the year ended December 31, 2015, is reflective of the volumetric ramp up due to commercial in-service of the Pony Express System beginning in October 2014 and delays in the construction and expansion efforts of third-party pipelines with which Pony Express shares joint tariffs.
(4) Represents the distributions TEP received from REX for the fourth quarter of 2016 and from May 6, 2016, the date of TEP's acquisition, through December 31, 2016, respectively.

TEP acquired a 25 percent interest in REX effective May 6, 2016. TEP's consolidated Adjusted EBITDA, as shown above, includes TEP's 25 percent membership interest in REX. The table below is a reconciliation of REX's Adjusted EBITDA and Distributable Cash Flow for the three months and year ended December 31, 2016 and 2015, presented to provide additional information on REX's financial results.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands)
Net income	$51,636	$93,143	$278,483	$263,922
Add:
Interest expense	38,866	41,110	158,560	170,140
Depreciation and amortization expense	53,460	50,320	204,291	199,377
Adjusted EBITDA	143,962	184,573	641,334	633,439
Less:
Cash interest cost	(38,032)	(40,245)	(155,224)	(166,721)
Maintenance capital expenditures	(7,993)	(2,954)	(13,871)	(10,017)
Distributable Cash Flow	$97,937	$141,374	$472,239	$456,701

Distributions to Members	$(97,760)	$(178,828)	$(471,648)	$(499,014)
Contributions from Members	$58,244	$64,710	$304,999	$733,067

Average firm contracted volumes (MMcf/d)	3,408	3,540	3,384	2,829

Tallgrass Energy GP, LP Summary Financial Information
Information on distributions to Tallgrass Equity, LLC ("Tallgrass Equity"), TEGP and TEGP's Class A shareholders is shown below (in thousands, except coverage and per share data):

							Period from May 12, 2015 (IPO) through December 31,
	Three Months Ended December 31,				Year Ended December 31,

	2016		2015		2016		2015

TEP distributions to Tallgrass Equity
General partner interest	$1,008		$724		$3,725		$2,011
Incentive Distribution Rights	28,358		15,332		99,423		37,317
TEP common units owned by Tallgrass Equity	16,300		12,800		61,400		36,400
Total TEP distributions to Tallgrass Equity(1)	45,666		28,856		164,548		75,728
Less:
Cash interest expense attributable to Tallgrass Equity	(1,158)		(1,034)		(4,480)		(2,599)
Cash general and administrative expenses attributable to Tallgrass Equity	(500)		(500)		(2,000)		(1,250)
Cash available for distribution by Tallgrass Equity	44,008		27,322		158,068		71,879
Distributions to predecessor owners of pre-IPO available cash(2)	—		—		—		10,202
Distributions to Class A (TEGP)	16,116		8,257		50,359		18,613
Distributions to Class B (Exchange Right Holders)	27,515		18,944		106,085		42,707
Total cash distributions by Tallgrass Equity	$43,631		$27,201		$156,444		$71,522
TEGP
Distributions from Tallgrass Equity	$16,116		$8,257		$50,359		$18,613
Less:
Distributions to Class A shareholders	(16,116)		(8,257)		(50,359)		(18,613)
Amounts in excess of distributions	—		—		—		—
Distribution coverage	1.00	x	1.00	x	1.00	x	1.00	x

Class A shares outstanding	58,075		47,725		58,075		47,725
Distribution per Class A share	$0.2775		$0.1730		$0.9950		$0.3900

(1)
The three and twelve month periods ended December 31, 2016, and December 31, 2015, include distributions received by Tallgrass Equity from TEP's distribution for the quarters ended December 31, 2016, and December 31, 2015, respectively.

(2)
Represents distributions received by Tallgrass Equity from TEP and Tallgrass MLP GP, LLC related to periods prior to the closing of TEGP’s initial public offering on May 12, 2015, which were paid to Tallgrass Development and the predecessor owners of Tallgrass Equity.

Annual Report
TEP and TEGP will file their 2016 Annual Reports on Form 10-K with the Securities and Exchange Commission ("SEC") on February 15, 2017. A copy of the reports will be available for viewing through a link on the Tallgrass Energy website at www.tallgrassenergy.com or on the SEC's website at www.sec.gov.
TEP unitholders and TEGP shareholders may request a hard copy of the applicable Annual Report on Form 10-K (including complete audited financial statements) free of charge. Requests should be communicated in writing to either Tallgrass Energy Partners, LP for TEP unitholders or Tallgrass Energy GP, LP for TEGP shareholders; Attention: Investor Relations, 4200 W. 115th Street, Suite 350, Leawood, KS 66211.

Tax Considerations
This release is intended to be a qualified notice to nominees and brokers under Treasury Regulation Sections 1.1446-4(b)(4) and (d).  All of TEP’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, TEP’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.
TEP's Non-GAAP Measures
Adjusted EBITDA and Distributable Cash Flow are non-GAAP supplemental financial measures that TEP management and external users of our consolidated financial statements and financial statements of our subsidiaries and unconsolidated investments, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•
our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various expansion and growth opportunities.
We believe that the presentation of Adjusted EBITDA and Distributable Cash Flow provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP, nor should Adjusted EBITDA and Distributable Cash Flow be considered alternatives to available cash, operating surplus, distributions of available cash from operating surplus or other definitions in our partnership agreement. Adjusted EBITDA and Distributable Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because Adjusted EBITDA and Distributable Cash Flow may be defined differently by other companies in our industry, our definition of Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
We generally define Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments. We also use Distributable Cash Flow, which we generally define as Adjusted EBITDA, plus deficiency payments received from or utilized by our customers and preferred distributions received from Pony Express in excess of its distributable cash flow attributable to our net interest, less cash interest expense, maintenance capital expenditures, distributions to noncontrolling interests in excess of earnings allocated to noncontrolling interests, and certain cash reserves permitted by our partnership agreement. For a reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, please see "Summary Financial Information" above.
TEP is unable to project net cash provided by operating activities or net income attributable to partners to provide the related reconciliations of projected distributable cash flow or Adjusted EBITDA to the most comparable financial measures calculated in accordance with GAAP, because the impact of changes in operating assets and liabilities and the volume and timing of deficiency payments received and utilized from our customers are out of our control and cannot be reasonably predicted. TEP provides a range for the forecasts of Adjusted EBITDA and distributable cash flow to allow for the variability in the timing of cash receipts and disbursements, customer utilization of our assets, and maintenance capital spending and the impact on the related reconciling items, many of which interplay with each other. The timing of maintenance capital expenditures is volatile as it depends on weather, regulatory approvals, contractor availability, system performance and various other items. Therefore, the reconciliations of projected distributable cash flow and Adjusted EBITDA to projected net cash provided by operating activities and net income attributable to partners are not available without unreasonable effort.
Cautionary Note Concerning Forward-Looking Statements
Disclosures in this press release contain “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include TEP’s 2017 financial outlook and guidance, TEGP’s 2017 distribution outlook and guidance, the potential dropdown of an interest in Rockies Express Pipeline from Tallgrass Development, LP and Tallgrass Equity's potential use of excess cash to reduce borrowings on its revolving line of credit.

Forward looking statements may also include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of TEP, TEGP and their subsidiaries, including: the ability to pursue expansions and other opportunities for incremental volumes; natural gas and crude oil production growth in TEP's operating areas; expected future benefits of acquisitions or expansion projects; timing of anticipated spending on planned expenses and maintenance capital projects; and distribution rate and growth, including variability of quarterly distribution coverage. These statements are based on certain assumptions made by TEP and TEGP based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TEP and TEGP, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to TEP and TEGP’s financial performance and results, availability of sufficient cash flow to pay distributions and execute their business plans, the demand for natural gas storage, processing and transportation services and for crude oil transportation services, operating hazards, the effects of government regulation, tax position and other risks incidental to transporting, storing and processing natural gas or transporting crude oil and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TEP and TEGP with the Securities and Exchange Commission. Any forward-looking statement applies only as of the date on which such statement is made and TEP and TEGP do not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Tallgrass Energy Partners, LP Financial Statements
TALLGRASS ENERGY PARTNERS, LP
CONSOLIDATED BALANCE SHEETS

	December 31, 2016	December 31, 2015
	(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$1,873	$1,611
Accounts receivable, net	59,469	57,757
Gas imbalances	1,597	1,227
Inventories	12,805	13,793
Derivative assets at fair value	10,967	—
Prepayments and other current assets	6,820	2,835
Total Current Assets	93,531	77,223
Property, plant and equipment, net	2,012,263	2,025,018
Goodwill	343,288	343,288
Intangible asset, net	93,522	96,546
Unconsolidated investment	461,915	—
Deferred financing costs, net	4,815	5,105
Deferred charges and other assets	9,637	14,894
Total Assets	$3,018,971	$2,562,074
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,076	$22,218
Accounts payable to related parties	5,879	7,852
Gas imbalances	1,239	1,605
Derivative liabilities at fair value	556	—
Accrued taxes	16,328	13,844
Accrued liabilities	16,525	10,019
Deferred revenue	60,757	26,511
Other current liabilities	6,446	6,880
Total Current Liabilities	131,806	88,929
Long-term debt, net	1,407,981	753,000
Other long-term liabilities and deferred credits	7,063	5,143
Total Long-term Liabilities	1,415,044	758,143
Commitments and Contingencies
Equity:
Common unitholders (72,485,954 and 60,644,232 units issued and outstanding at December 31, 2016 and 2015, respectively)	2,070,495	1,618,766
General partner (834,391 units issued and outstanding at December 31, 2016 and 2015, respectively)	(632,339)	(348,841)
Total Partners' Equity	1,438,156	1,269,925
Noncontrolling interests	33,965	445,077
Total Equity	1,472,121	1,715,002
Total Liabilities and Equity	$3,018,971	$2,562,074

TALLGRASS ENERGY PARTNERS, LP
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands, except per unit amounts)
Revenues:
Crude oil transportation services	$95,668	$94,105	$374,949	$300,436
Natural gas transportation services	30,556	29,275	119,962	119,895
Sales of natural gas, NGLs, and crude oil	25,880	20,001	77,394	82,133
Processing and other revenues	8,557	7,003	32,817	33,733
Total Revenues	160,661	150,384	605,122	536,197
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	23,804	20,326	71,920	75,285
Cost of transportation services (exclusive of depreciation and amortization shown below)	14,417	14,528	58,341	53,597
Operations and maintenance	12,331	13,084	53,386	49,138
Depreciation and amortization	20,797	21,714	84,896	83,476
General and administrative	13,561	12,248	53,633	50,195
Taxes, other than income taxes	4,865	5,249	24,727	21,796
Loss on disposal of assets	—	312	1,849	4,795
Total Operating Costs and Expenses	89,775	87,461	348,752	338,282
Operating Income	70,886	62,923	256,370	197,915
Other Income (Expense):
Interest expense, net	(13,049)	(4,310)	(40,688)	(15,514)
Unrealized loss on derivative instrument	(6,879)	—	(1,291)	—
Equity in earnings of unconsolidated investment	16,393	—	51,780	—
Other income, net	456	430	1,723	2,413
Total Other (Expense) Income	(3,079)	(3,880)	11,524	(13,101)
Net income	67,807	59,043	267,894	184,814
Net income attributable to noncontrolling interests	(1,130)	(18,394)	(4,365)	(24,268)
Net income attributable to partners	$66,677	$40,649	$263,529	$160,546
Allocation of income to the limited partners:
Net income attributable to partners	$66,677	$40,649	$263,529	$160,546
General partner interest in net income	(29,118)	(15,864)	(102,465)	(46,478)
Common and subordinated unitholders' interest in net income	37,559	24,785	161,064	114,068
Basic net income per common and subordinated unit	$0.52	$0.41	$2.26	$1.95
Diluted net income per common and subordinated unit	$0.51	$0.40	$2.23	$1.91
Basic average number of common and subordinated units outstanding	72,530	60,615	71,150	58,597
Diluted average number of common and subordinated units outstanding	73,548	61,502	72,107	59,575

TALLGRASS ENERGY PARTNERS, LP
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2016	2015
	(in thousands)
Cash Flows from Operating Activities:
Net income	$267,894	$184,814
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	91,453	87,367
Equity in earnings of unconsolidated investments	(51,780)	—
Distributions from unconsolidated investments	51,780	—
Noncash compensation expense	5,780	5,103
Noncash change in the fair value of derivative financial instruments	1,556	—
Loss on disposal of assets	1,849	4,795
Changes in components of working capital:
Accounts receivable and other	2,024	(15,605)
Gas imbalances	1,157	(757)
Inventories	(938)	(5,169)
Accounts payable and accrued liabilities	9,966	9,799
Deferred revenue	33,815	20,612
Other operating, net	(5,072)	(1,663)
Net Cash Provided by Operating Activities	409,484	289,296
Cash Flows from Investing Activities:
Capital expenditures	(70,719)	(65,387)
Acquisition of unconsolidated affiliate	(436,022)	—
Acquisition of Pony Express membership interest	(49,118)	(700,000)
Contributions to unconsolidated affiliate	(50,013)	—
Distributions from unconsolidated investment in excess of cumulative earnings	24,120	—
Acquisition of Western	—	(75,000)
Other investing, net	48	(4,883)
Net Cash Used in Investing Activities	(581,704)	(845,270)
Cash Flows from Financing Activities:
Acquisition of Pony Express membership interest	(425,882)	—
Proceeds from issuance of long-term debt	400,000	—
Proceeds from public offering, net of offering costs	337,671	554,084
Distributions to unitholders	(292,834)	(161,834)
Borrowings under revolving credit facility, net	262,000	194,000
Partial exercise of call option	(204,634)	—
Proceeds from private placement, net of offering costs	90,009	—
Contribution from TD	17,894	—
Other financing, net	(11,742)	(29,532)
Net Cash Provided by Financing Activities	172,482	556,718
Net Change in Cash and Cash Equivalents	262	744
Cash and Cash Equivalents, beginning of period	1,611	867
Cash and Cash Equivalents, end of period	$1,873	$1,611

Tallgrass Energy GP, LP Financial Statements
TALLGRASS ENERGY GP, LP
CONSOLIDATING BALANCE SHEETS

	December 31, 2016			December 31, 2015
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$1,873	$586	$2,459	$1,611	$623	$2,234
Accounts receivable, net	59,469	—	59,469	57,757	—	57,757
Gas imbalances	1,597	—	1,597	1,227	—	1,227
Inventories	12,805	—	12,805	13,793	—	13,793
Derivative assets at fair value	10,967	—	10,967	—	—	—
Prepayments and other current assets	6,820	—	6,820	2,835	—	2,835
Total Current Assets	93,531	586	94,117	77,223	623	77,846
Property, plant and equipment, net	2,012,263	—	2,012,263	2,025,018	—	2,025,018
Goodwill	343,288	—	343,288	343,288	—	343,288
Intangible asset, net	93,522	—	93,522	96,546	—	96,546
Unconsolidated investment	461,915	—	461,915	—	—	—
Deferred tax asset	—	521,454	521,454	—	452,430	452,430
Deferred financing costs, net	4,815	1,227	6,042	5,105	1,533	6,638
Deferred charges and other assets	9,637	—	9,637	14,894	—	14,894
Total Assets	$3,018,971	$523,267	$3,542,238	$2,562,074	$454,586	$3,016,660
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,076	$327	$24,403	$22,218	$—	$22,218
Accounts payable to related parties	5,879	(111)	5,768	7,852	(97)	7,755
Gas imbalances	1,239	—	1,239	1,605	—	1,605
Derivative liabilities at fair value	556	—	556	—	—	—
Accrued taxes	16,328	—	16,328	13,844	—	13,844
Accrued liabilities	16,525	53	16,578	10,019	187	10,206
Deferred revenue	60,757	—	60,757	26,511	—	26,511
Other current liabilities	6,446	—	6,446	6,880	—	6,880
Total Current Liabilities	131,806	269	132,075	88,929	90	89,019
Long-term debt, net	1,407,981	148,000	1,555,981	753,000	148,000	901,000
Other long-term liabilities and deferred credits	7,063	—	7,063	5,143	—	5,143
Total Long-term Liabilities	1,415,044	148,000	1,563,044	758,143	148,000	906,143
Equity:
Total Partners' Equity	1,438,156	(1,187,189)	250,967	1,269,925	(847,615)	422,310
Noncontrolling interests	33,965	1,562,187	1,596,152	445,077	1,154,111	1,599,188
Total Equity	1,472,121	374,998	1,847,119	1,715,002	306,496	2,021,498
Total Liabilities and Equity	$3,018,971	$523,267	$3,542,238	$2,562,074	$454,586	$3,016,660

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

TALLGRASS ENERGY GP, LP
CONSOLIDATING STATEMENTS OF INCOME

	Three Months Ended December 31, 2016			Three Months Ended December 31, 2015
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$95,668	$—	$95,668	$94,105	$—	$94,105
Natural gas transportation services	30,556	$—	30,556	29,275	—	29,275
Sales of natural gas, NGLs, and crude oil	25,880	$—	25,880	20,001	—	20,001
Processing and other revenues	8,557	—	8,557	7,003	—	7,003
Total Revenues	160,661	—	160,661	150,384	—	150,384
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	23,804	—	23,804	20,326	—	20,326
Cost of transportation services (exclusive of depreciation and amortization shown below)	14,417	—	14,417	14,528	—	14,528
Operations and maintenance	12,331	—	12,331	13,084	—	13,084
Depreciation and amortization	20,797	—	20,797	21,714	—	21,714
General and administrative	13,561	558	14,119	12,248	520	12,768
Taxes, other than income taxes	4,865	—	4,865	5,249	—	5,249
Loss on disposal of assets	—	—	—	312	—	312
Total Operating Costs and Expenses	89,775	558	90,333	87,461	520	87,981
Operating Income	70,886	(558)	70,328	62,923	(520)	62,403
Other Income (Expense):
Interest expense, net	(13,049)	(1,277)	(14,326)	(4,310)	(1,119)	(5,429)
Unrealized loss on derivative instrument	(6,879)	—	(6,879)	—	—
Equity in earnings of unconsolidated investment	16,393	—	16,393	—	—	—
Other income, net	456	—	456	430	—	430
Total Other Expense	(3,079)	(1,277)	(4,356)	(3,880)	(1,119)	(4,999)
Net income before tax	67,807	(1,835)	65,972	59,043	(1,639)	57,404
Deferred income tax (expense) benefit	—	(4,949)	(4,949)	—	10,877	10,877
Net income	67,807	(6,784)	61,023	59,043	9,238	68,281
Net income attributable to noncontrolling interests	(1,130)	(51,177)	(52,307)	(18,394)	(32,210)	(50,604)
Net income attributable to TEGP	$66,677	$(57,961)	$8,716	$40,649	$(22,972)	$17,677
Basic net income per Class A share			$0.17			$0.37
Diluted net income per Class A share			$0.17			$0.37
Basic average number of Class A shares outstanding			52,225			47,725
Diluted average number of Class A shares outstanding			52,286			47,725

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

	Year Ended December 31, 2016			Year Ended December 31, 2015
	TEP	Consolidating Adjustments(1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$374,949	$—	$374,949	$300,436	$—	$300,436
Natural gas transportation services	119,962	—	119,962	119,895	—	119,895
Sales of natural gas, NGLs, and crude oil	77,394	—	77,394	82,133	—	82,133
Processing and other revenues	32,817	—	32,817	33,733	—	33,733
Total Revenues	605,122	—	605,122	536,197	—	536,197
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	71,920	—	71,920	75,285	—	75,285
Cost of transportation services (exclusive of depreciation and amortization shown below)	58,341	—	58,341	53,597	—	53,597
Operations and maintenance	53,386	—	53,386	49,138	—	49,138
Depreciation and amortization	84,896	—	84,896	83,476	—	83,476
General and administrative	53,633	2,196	55,829	50,195	1,284	51,479
Taxes, other than income taxes	24,727	—	24,727	21,796	—	21,796
Loss on disposal of assets	1,849	—	1,849	4,795	—	4,795
Total Operating Costs and Expenses	348,752	2,196	350,948	338,282	1,284	339,566
Operating Income	256,370	(2,196)	254,174	197,915	(1,284)	196,631
Other Income (Expense):
Interest expense, net	(40,688)	(4,913)	(45,601)	(15,514)	(2,816)	(18,330)
Unrealized loss on derivative instrument	(1,291)	—	(1,291)	—	—	—
Equity in earnings of unconsolidated investment	51,780	—	51,780	—	—	—
Other income, net	1,723	—	1,723	2,413	—	2,413
Total Other Income (Expense)	11,524	(4,913)	6,611	(13,101)	(2,816)	(15,917)
Net income before tax	267,894	(7,109)	260,785	184,814	(4,100)	180,714
Deferred income tax (expense) benefit	—	(17,741)	(17,741)	—	7,277	7,277
Net income	267,894	(24,850)	243,044	184,814	3,177	187,991
Net (income) loss attributable to noncontrolling interests	(4,365)	(211,885)	(216,250)	(24,268)	(131,767)	(156,035)
Net income attributable to TEGP	$263,529	$(236,735)	$26,794	$160,546	$(128,590)	$31,956
Allocation of income:
Net income attributable to TEGP prior to May 12, 2015			$—			$(7,393)
Net income attributable to TEGP subsequent to May 12, 2015			26,794			24,563
Basic net income per Class A share			$0.55			$0.51
Diluted net income per Class A share			$0.55			$0.51
Basic average number of Class A shares outstanding			48,856			47,725
Diluted average number of Class A shares outstanding			48,889			47,808

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

About Tallgrass Energy
Tallgrass Energy is a family of companies that includes publicly traded partnerships Tallgrass Energy Partners, LP (NYSE: TEP) and Tallgrass Energy GP, LP (NYSE: TEGP), and privately held Tallgrass Development, LP. Operating across 10 states, Tallgrass is a growth-oriented midstream energy operator with transportation, storage, terminal and processing assets that serve some of the nation’s most prolific crude oil and natural gas basins.
To learn more, please visit our website at www.tallgrassenergy.com.
CONTACT:
Investor and Financial Inquiries
Nate Lien
(913) 928-6012
investor.relations@tallgrassenergylp.com

Media and Trade Inquiries
Phyllis Hammond
(913) 928-6014
media.relations@tallgrassenergylp.com